SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                  ______________________________

                             FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


                 DATE OF REPORT:  MARCH 31, 1997
                (Date of earliest event reported)

                  ______________________________



                         MITY-LITE, INC.
      (Exact name of registrant as specified in its charter)


         UTAH                0-23898             87-0448892

   (State or other       (Commission file     (I.R.S. employer
   jurisdiction of           number)         identification no.)
   incorporation or
    organization)

                       1301 West 400 North
                        Orem, Utah  84057
             (Address of principal executive offices)


                          (801) 224-0589
       (Registrant's telephone number, including area code)


                  ______________________________





Item 2.  Acquisition or Disposition of Assets.


     A. The DO Group Minority Interest Acquisition. On March 31, 1997, Mity-Lite, Inc., a Utah corporation (the "Registrant") closed the transaction contemplated in the Contribution Agreement dated March 24, 1997 (the "Contribution Agreement") and certain other related transactions all of which are described in more detail below (collectively, the "Transaction"). In connection with the Transaction, the Registrant acquired 1,260.090 shares of common stock (the "Shares") of DO Group, Inc., a Delaware corporation ("DO Group") from certain shareholders of DO Group (the "Acquisition"). The Registrant's acquisition of the Shares represents 49.9% of DO Group's issued and outstanding capital stock. Registrant acquired the Shares from (i) Xaio, Inc., a Delaware corporation, (ii) Ellman Equities, Inc., an Arizona corporation, (iii) Key Equity Capital Corporation, an Ohio corporation, (iv) National City Capital Corporation, a Delaware corporation, and (v) Cardinal Development Capital Fund I, an Ohio corporation. The purchase price for the Shares consisted of cash in the aggregate amount of $750,000 and was determined through arms-length negotiations by and among the parties. Funds from the Company's general working capital were used to fund the purchase.

     B. Post Transaction Ownership and Related Transactions. Following the Acquisition, DO Group's issued and outstanding common stock is owned (i) 49.9% by the Registrant and (ii) 50.1% collectively by ChiCol Group, Inc., an Ohio corporation ("ChiCol") and Sican II Corp., a Delaware corporation ("Sican II"). ChiCol's issued and outstanding common stock (the "ChiCol Common Stock") is owned by three shareholders; David Kebrdle, Mary M. Kebrdle and Martha S. Federico (collectively, the "Majority Shareholders"). Sican II's issued and outstanding common stock (the "Sican II Common Stock") is owned by ChiCol and the Estate of Chester E. Dekko ("Dekko"). Other parties to the Contribution Agreement include; Dennis Kebrdle and Domenic Federico (collectively, the "DO Group Officers"); Sican Corp., a Delaware corporation ("Sican"), DO Group Holding, Inc., a Utah corporation ("Holding"), together with DO Group, ChiCol and Sican II, the "DO Group Parties"; and the Majority Shareholders, the DO Group Officers, the DO Group Parties and the Registrant are referred to hereinafter as the "Parties."

     The Registrant and the Majority Shareholders caused Holding to be formed for the purpose of holding (i) all of the ChiCol Common Stock contributed by the Majority Shareholders and (ii) the Sican II Common Stock contributed by Dekko (collectively, the "Majority Shares"). In exchange for the contribution, pursuant to the Contribution Agreement, of all of the Majority Shares to Holding by the Majority Shareholders, the Parties caused Holding to issue the Majority Shareholders all of the Class A common stock of Holding (the "Class A Common Stock"). Such Class A Common Stock is, subject to certain conditions and restrictions and in accordance with Holding's Articles of Incorporation, convertible into 115,000 shares of restricted common stock of the Registrant (the "Mity-Lite Common Stock"). In exchange for the Registrant's agreement (i) to issue Mity-Lite Common Stock upon conversion of the Class A Common Stock; (ii) to provide up to $1,000,000 of term debt financing to Sican, a subsidiary of DO Group and (iii) to issue certain stock options to the DO Group Officers, the Parties caused Holding to issue to Registrant all of the authorized shares of Class B common stock of Holding (the "Class B Common Stock").

     If all the holders of the Class A Common Stock (the "Class A Holders") elect to convert the Class A Common Stock into the Mity-Lite Common Stock, the Registrant will own 100% of the outstanding capital stock of Holding. However, if Registrant exercises its rights under a certain Put Agreement dated March 24, 1997 requiring any or all of the DO Group Parties to acquire the Shares from Registrant, then the rights of the Class A Holders to convert their Class A Common Stock into Mity-Lite Common Stock will terminate. Holding owns all of the ChiCol Common Stock, and owns all of the Sican II Common Stock formerly held by Dekko. The remainder of the Sican II Common Stock is owned by ChiCol. ChiCol and Sican II, together own 50.1% of DO Group and the Registrant owns the other 49.9% of DO Group. DO Group owns 100% of the capital stock of Sican.

     Registrant, as part of the Transaction, provided term financing to Sican in the amount of $1,000,000 at 10.00% per annum, interest payable quarterly maturing on March 24, 2000, pursuant to a Term Loan Agreement and a Term Note (the "Loan"). Registrant funded the loan amount out of its general working capital.

     The foregoing description of the Acquisition and the related Transaction is qualified in its entirety by reference to the Contribution Agreement, the Stock Purchase Agreements and related documents, which are attached hereto as Exhibits 2.1 through 2.8, and are incorporated herein in their entirety by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. It is impracticable for the Registrant to file herewith the required historical financial statements of the business acquired as described above in Item 2. Such financial statements will be filed as soon as practicable, but not later than 60 days after the date on which this Form 8-K is required to be filed.

(b) Pro Forma Financial Information. It is impracticable for the Registrant to file herewith the required pro forma financial information relative to the acquisition described in Item 2 above. Such pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date on which this Form 8-K is required to be filed.

(c)  Exhibits.   See Index to Exhibits incorporated herein in its
entirety by this reference.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MITY-LITE, INC.
                              (Registrant)



                              By:  /s/ Bradley T Nielson
                                   Bradley T Nielson
Date:  April 14, 1997         Its: Chief Financial Officer




                        INDEX TO EXHIBITS


2.1 Contribution Agreement dated as of March 24, 1997 by and among Estate of Chester E. Dekko, David Kebrdle, Dennis and Mary M. Kebrdle, Domenic and Martha S. Federico, ChiCol Group, Inc., DO Group, Inc., Sican Corp., Sican II Corp., DO Group Holding, Inc. and Mity-Lite, Inc.

2.2   Stock Purchase Agreement dated as of March 13, 1997 between
      Mity-Lite, Inc. and Xaio, Inc.

2.3   Stock Purchase Agreement dated as of March 13, 1997 between
      Mity-Lite, Inc. and Ellman Equities, Inc.

2.4   Stock Purchase Agreement dated as of March 13, 1997 between
      Mity-Lite, Inc. and Key Equity Capital Corporation.

2.5   Stock Purchase Agreement dated as of March 13, 1997 between
      Mity-Lite, Inc. and National City Capital Corporation.

2.6   Stock Purchase Agreement dated as of March 13, 1997 between
      Mity-Lite, Inc. and Cardinal Development Capital Fund I.

2.7   Term  Loan Agreement  dated as  of  March 24,  1997 between
      Mity-Lite, Inc. and Sican Corp.

2.8   Put Agreement  dated as March  24, 1997 by  and among Mity-
      Lite,  Inc.  and  Dennis  Kebrdle,  David Kebrdle,  Domenic
      Federico, ChiCol Group, Inc., Sican II Corp., and DO Group,
      Inc.